UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 10, 2023
(Date of earliest event reported)

Central Index Key Number of the issuing entity: 0001718304

Citigroup Commercial Mortgage Trust 2017-C4

(exact name of the issuing entity as specified in its charter)

Central Index Key Number of the depositor: 0001258361

Citigroup Commercial Mortgage Securities Inc.

(exact name of the depositor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number: 0001701238)

Cantor Commercial Real Estate Lending, L.P.

(Central Index Key Number: 0001558761)

Ladder Capital Finance LLC

(Central Index Key Number: 0001541468)

German American Capital Corporation

(Central Index Key Number: 0001541294)

LMF Commercial, LLC (f/k/a Rialto Mortgage Finance, LLC)

(Central Index Key Number: 0001592182)

(Exact names of sponsors as specified in their respective charters)

New York (State or other jurisdiction of incorporation or organization of the issuing entity)	333-207132-15 (Commission File Number of the issuing entity)	82-6713163 82-6712043 82-6694460 (I.R.S. Employer Identification Numbers)

c/o Citibank, N.A.

as Certificate Administrator

388 Greenwich Street Trading, 4th Floor

New York, NY

(Address of principal executive offices of the issuing entity)

10013

(Zip Code)

Registrant’s telephone number, including area code:

(212) 816-5614

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 6.02 Change of Servicer or Trustee.

Reference is hereby made to the Pooling and Servicing Agreement (the “CGCMT 2017-C4 PSA”; and the transaction contemplated by the CGCMT 2017-C4 PSA, the “CGCMT 2017-C4 securitization”), dated as of October 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to Citigroup Commercial Mortgage Trust 2017-C4 (the “Issuing Entity” or the “CGCMT 2017-C4 securitization trust”) and the series of commercial mortgage-pass through certificates known as the Citigroup Commercial Mortgage Trust 2017-C4, Commercial Mortgage Pass-Through Certificates, Series 2017-C4. Capitalized terms used but not defined herein shall have the meanings assigned to them in the CGCMT 2017-C4 PSA. The CGCMT 2017-C4 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K with respect to the Issuing Entity, dated October 31, 2017 under Commission File No. 333-207132-15.

The Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Station Place III (the “Station Place III Mortgage Loan”), the Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Capital Centers II & III (the “Capital Centers II & III Mortgage Loan”) and the Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Walgreens Witkoff Portfolio (the “Walgreens Witkoff Portfolio Mortgage Loan”), each an asset of the Issuing Entity, are being serviced pursuant to the pooling and servicing agreement, dated as of October 1, 2017 (the “JPMDB 2017-C7 PSA”), by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as trustee and certificate administrator, which governs the issuance of the JPMDB Commercial Mortgage Securities Trust 2017-C7, Commercial Mortgage Pass-Through Certificates, Series 2017-C7. The JPMDB 2017-C7 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, dated October 31, 2017 and filed on December 21, 2017 under Commission File No. 333-207132-15.

Pursuant to Section 7.01(d) of the JPMDB 2017-C7 PSA, KKR Real Estate Credit Opportunity Partners Aggregator I L.P., in its capacity as the directing certificateholder under the JPMDB 2017-C7 PSA, has terminated Midland Loan Services, a Division of PNC Bank as special servicer (other than with respect to the Mural Lofts Whole Loan (as defined under the JPMDB 2017-C7 PSA)) under the JPMDB 2017-C7 PSA, and has appointed K-Star Asset Management LLC to act as successor special servicer (other than with respect to the Mural Lofts Whole Loan (as defined under the JPMDB 2017-C7 PSA)) under the JPMDB 2017-C7 PSA effective as of May 10, 2023. A copy of the related Special Servicer Acknowledgment and Assumption dated May 10, 2023 is attached hereto as Exhibit 20.1.

K-Star Asset Management LLC is also the Outside Special Servicer with respect to the Mortgage Loan secured by the Mortgaged Property identified on the Mortgage Loan Schedule as 50 Varick Street (the “50 Varick Street Mortgage Loan”), an asset of the Issuing Entity, which is being serviced pursuant to the pooling and servicing agreement (the “UBS 2017-C5 PSA”), dated as of November 1, 2017, by and among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, K-Star Asset Management LLC (as successor to Midland Loan Services, a Division of PNC Bank, National Association), as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as Cayman agent and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. The UBS 2017-C5 PSA was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity dated December 5, 2017 under Commission File No. 333-207132-15.

The Outside Special Servicer with respect to the Station Place III Mortgage Loan, the Capital Centers II & III Mortgage Loan, the Walgreens Witkoff Portfolio Mortgage Loan and the 50 Varick Street Mortgage Loan

Effective as of May 10, 2023, K-Star Asset Management LLC, a Delaware limited liability company (“K-Star”), will act as special servicer under the JPMDB 2017-C7 PSA, replacing Midland Loan Services, a Division of PNC Bank, National Association. K-Star was appointed at the direction of KKR Real Estate Credit Opportunity Partners Aggregator I L.P., the directing certificateholder under the JPMDB 2017-C7 PSA. In such capacity, K-Star will be responsible for the servicing and administration of specially serviced mortgage loans serviced under the JPMDB 2017-C7 PSA (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the mortgage loans serviced under the JPMDB 2017-C7 PSA when such mortgage loans are not specially serviced. K-Star will not act as special servicer for the Mural Lofts mortgage loan under the JPMDB 2017-C7 PSA. K-Star is also the special servicer under the UBS 2017-C5 PSA. In such capacity, K-Star will be responsible for the servicing and administration of specially serviced mortgage loans serviced under the UBS 2017-C5 PSA (and the servicing and administration of any related REO property) and processing and performing certain reviews of material actions with respect to the mortgage loans serviced under the UBS 2017-C5 PSA when such mortgage loans are not specially serviced.

K-Star maintains its principal servicing office at 5949 Sherry Lane, Suite 950, Dallas, Texas 75225. K-Star was formed and organized on April 6, 2022 and began to be engaged in the servicing of commercial mortgage loans as of March 16, 2023. K-Star currently has a commercial mortgage-backed securities special servicer rating of CSS3 by Fitch Ratings, Inc., an AVERAGE commercial mortgage loan special servicer ranking from S&P Global Ratings, a Standard & Poor’s Financial Services LLC business, a MOR CS3 commercial mortgage special servicer rating from DBRS, Inc. and is also an approved special servicer by Kroll Bond Rating Agency, LLC and Moody’s Investors Service, Inc. As of March 31, 2023, K-Star has approximately 34 employees and is headquartered in Dallas, Texas.

K-Star is an affiliate of KKR Real Estate Credit Opportunity Partners Aggregator I L.P., the controlling class representative, third party purchaser and retaining party with respect to the transaction contemplated by the CGCMT 2017-C4 PSA (the “CGCMT 2017-C4 securitization”).

K-Star has detailed operating policies and procedures which, pursuant to such policies and procedures, are scheduled to be reviewed at least annually and updated as appropriate. These policies and procedures for the performance of its special servicing obligations are, among other things, in compliance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act. K-Star has developed strategies and procedures for managing delinquent loans, loans subject to bankruptcies of the borrowers and other breaches by borrowers of the underlying loan documents that are designed to maximize value from the assets for the benefit of the applicable certificateholders. These strategies and procedures vary on a case-by-case basis, and include, but are not limited to, liquidation of the underlying collateral, note sales, discounted payoffs, and borrower negotiation or workout in accordance with the related servicing standard. The strategy pursued by K-Star for any particular mortgage loan depends upon, among other things, the terms and provisions of the underlying loan documents, the jurisdiction where the underlying property is located and the condition and type of underlying property.

K-Star is subject to an annual external audit. Pursuant to K-Star’s policies and procedures, the first such annual external audit is scheduled to commence in the last calendar quarter of 2023.

K-Star maintains a cloud-based surveillance and asset management system that contains performance information at the portfolio, loan and property levels on the various loans that it services, which system also has the capacity to aggregate performance information on any REO assets that it may service. K-Star’s key servicing application is hosted and supported by a third party and its disaster recovery and business continuity programs have been reviewed and vetted. K-Star utilizes its parent’s existing technology, engineering and data teams for its crisis management and business continuity programs.

As of March 31, 2023, K-Star serves as the special servicer with respect to 11 commercial real estate securitizations, with a cumulative unpaid principal balance of $5,424,256,074.00. K-Star does not currently service any commercial mortgage loans other than as described in the preceding sentence.

In its capacity as the special servicer, K-Star will not have primary responsibility for custody services of original documents evidencing the underlying specially serviced loans. K-Star may from time to time have custody of certain such documents as necessary for enforcement actions involving particular underlying specially serviced loans or otherwise. To the extent that K-Star has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard set forth in the JPMDB 2017-C7 PSA or the UBS 2017-C5 PSA, as applicable.

K-Star does not have any material advancing rights or obligations with respect to the commercial mortgage-backed securities pools as to which it is acting as special servicer. In certain instances, K-Star may have the right to make property related servicing advances in emergency situations with respect to certain commercial mortgage-backed securities pools as to which it acts as special servicer. Generally, K-Star’s servicing functions under pooling and servicing agreements will not include collection on the pool assets, however K-Star will maintain certain operating accounts with respect to REO mortgage loans in accordance with the terms of the applicable pooling and servicing agreements and consistent with the servicing standard set forth in each of such pooling and servicing agreements.

There are, to the actual current knowledge of K-Star, no special or unique factors of a material nature involved in special servicing the particular types of assets included in the CGCMT 2017-C4 securitization trust, as compared to the types of assets included in other commercial mortgage-backed securitization pools generally. K-Star’s processes and procedures with respect to the CGCMT 2017-C4 securitization trust will not materially differ from the processes and procedures to be employed by K-Star in connection with its special servicing of commercial mortgage-backed securitization pools generally. There have not been any material changes to the policies or procedures of K-Star in the servicing function it will perform under the JPMDB 2017-C7 PSA and the UBS 2017-C5 PSA for assets of the same type included in the CGCMT 2017-C4 securitization trust since the implementation of such policies and procedures on September 19, 2022.

No securitization transaction in which K-Star was acting as special servicer has experienced a servicer termination event as a result of any action or inaction of K-Star as special servicer, including as a result of a failure by K-Star to comply with the applicable servicing criteria in connection with any securitization transaction. K-Star has not been terminated as special servicer in any securitization, either due to a servicer termination event or the application of a servicing performance test or trigger. K-Star has not yet been required to make an advance with respect to any securitization transaction. There has been no previous disclosure of material noncompliance with the applicable servicing criteria by K-Star in connection with any securitization in which K-Star was acting as special servicer.

K-Star does not believe that its financial condition will have any adverse effect on the performance of its duties under the JPMDB 2017-C7 PSA and the UBS 2017-C5 PSA and, accordingly, K-Star believes that its financial condition will not have any material impact on the mortgage pool performance or the performance of the certificates issued by the CGCMT 2017-C4 securitization trust.

From time to time K-Star may be a party to lawsuits and other legal proceedings as part of its duties as a loan servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of business. K-Star does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the JPMDB 2017-C7 PSA and the UBS 2017-C5 PSA. There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against K-Star or of which any of its property is the subject, that are material to the certificateholders of the CGCMT 2017-C4 securitization trust.

K-Star may occasionally engage consultants to perform property inspections and to provide surveillance on a property and its local market. K-Star currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction with the exception of some outsourced base servicing functions.

In the commercial mortgage-backed securitizations in which K-Star acts as special servicer, K-Star may enter into one or more arrangements with any party entitled to appoint or remove and replace the special servicer to provide for a discount and/or revenue sharing with respect to certain of the special servicer compensation in consideration of, among other things, K-Star’s appointment as special servicer under the applicable servicing agreement and limitations on such person’s right to replace K-Star as the special servicer.

Except as disclosed herein, there are no specific relationships that are material involving or relating to the CGCMT 2017-C4 securitization or the related specially serviced loans between K-Star or any of its affiliates, on the one hand, the depositor and the issuing entity, the sponsors, the trustee, the certificate administrator, the custodian, any originator, any significant obligor, the master servicer, the primary servicer, the operating advisor or the asset representations reviewer with respect to the CGCMT 2017-C4 securitization, on the other hand, that currently exist or that existed during the past two years. In addition, other than as disclosed herein, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm’s length transaction with an unrelated third party – apart from the CGCMT 2017-C4 securitization – between K-Star or any of its affiliates, on the one hand, and the issuing entity, the sponsors, the trustee, the certificate administrator, any originator, any significant obligor, the master servicer, the operating advisor or the asset representations reviewer with respect to the CGCMT 2017-C4 securitization, on the other hand, that currently exist or that existed during the past two years and that are material to an investor’s understanding of the certificates.

From time to time, K-Star and/or its affiliates may purchase securities, including CMBS certificates. K-Star and/or its affiliates may from time to time purchase any such certificates, including in the secondary market. Any such party will have the right to dispose of such certificates at any time, subject to any relevant restrictions that may be applicable to the transfer of such certificates as a result of the credit risk retention rules.

The information above set forth under this “The Outside Special Servicer with respect to the Station Place III Mortgage Loan, the Capital Centers II & III Mortgage Loan, the Walgreens Witkoff Portfolio Mortgage Loan and the 50 Varick Street Mortgage Loan” heading has been provided by K-Star Asset Management LLC.

A description of additional material terms of the JPMDB 2017-C7 PSA regarding the role of the applicable Outside Special Servicer, including limitations on such Outside Special Servicer’s liability under the JPMDB 2017-C7 PSA and terms regarding such Outside Special Servicer’s removal, replacement, resignation or transfer, is included under the heading “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus with respect to the Issuing Entity, dated October 19, 2017 and filed with the Securities and Exchange Commission on October 31, 2017 under Commission File No. 333-207132-15.

Item 9.01.		Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.		Description

Exhibit 20.1		Special Servicer Acknowledgment and Assumption, dated May 10, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citigroup Commercial Mortgage Securities Inc.
(Depositor)

/s/ Richard Simpson

Richard Simpson, President

Date: May 10, 2023